UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) November 13, 2002


                            MAXUS REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                         00-13457               48-1339136
(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)        Identification No.)




104 Armour Road, North Kansas City, MO                                     64116
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code         (816) 303-4500

Item 5.  Other Events.

     On November 13, 2002, the Registrant issued the press release attached as an exhibit hereto announcing that SGD Investments, Inc., had exercised its right to terminate the contract to purchase the ACI Building entered into on October 15, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

            Not applicable.

     (b) Pro Forma Financial Information

            Not applicable.

     (c) Exhibits

     99.1    Press Release  issued by Maxus Realty  Trust,  Inc. on November 13,
             2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Maxus Realty Trust, Inc.



Date: November 13, 2002                    By:/s/ Danley K. Sheldon
                                                Danley K. Sheldon, President
                                                and Chief Executive Officer

                            EXHIBIT INDEX TO FORM 8-K


     Exhibit

     Number    Description

     99.1      Press Release issued by Maxus Realty Trust,  Inc. on November 13,
               2002.